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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 2-89801, No. 33-28490, No. 33-33693, No. 33-60787, No. 33-65656, No. 333-48247,
No. 333-39811, No. 333-58833, No. 333-82205, No. 333-48750 and No. 333-58026 on
Form S-8 of Williams-Sonoma, Inc. of our reports dated March 20, 2001, appearing in the Annual Report on Form 10-K of Williams-Sonoma, Inc. for the fiscal year ended January 28, 2001.


/s/ Deloitte & Touche LLP

San Francisco, California
April 26, 2001


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